SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 1998
                                                         ----------------

                         First Defiance Financial Corp.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



         Ohio                        0-26850                     34-1803915
--------------------------------------------------------------------------------
(State of Incorporation)      (Commission File No.)            (IRS Employer
                                                            Identification No.)




--------------------------------------------------------------------------------
                    601 Clinton Street, Defiance, Ohio 43512
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  419-782-5015.

                                    FORM 8-K

Item 5.           Other Events.

         On  October  30,  1998,   First  Defiance   Financial  Corp.,  an  Ohio
corporation ("First Defiance"), Insurance Center of Defiance, Inc., an Ohio corporation (the "Agency"), and the Agency's shareholders, Steven P. Grosenbacher, Lawrence H. Woods and Timothy S. Whetstone, entered into an Agreement of Merger and Plan of Reorganization, a copy of which is attached hereto as Exhibit 2 (the "Agreement"). The Agreement provides for the formation by First Defiance of a subsidiary that will be merged into the Agency, resulting in the acquisition of the Agency by First Defiance (the "Acquisition"). A copy of the Agreement is attached hereto as Exhibit 2. The consummation of the Acquisition is subject to a number of conditions. The Agreement may be terminated by any of the parties if the Acquisition is not consummated on or before December 31, 1998.

         First Defiance also announced on October 30, 1998, its intention to repurchase up to 15% of its outstanding shares, or 1,226,704 shares, in the open market commencing no earlier than November 5, 1998. The shares will be purchased at prevailing market prices from time to time over a twelve-month period, depending on market conditions. The shares will become treasury shares available for general corporate purposes, including the issuance of shares in connection with the exercise of stock options.

Item 7.  Financial Statements and Exhibits.
                  (a) and (b).  Not applicable.
                  (c)           Exhibits.
                                See Index to Exhibits.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  FIRST DEFIANCE FINANCIAL CORP.



                                                  By:  /s/John C. Wahl
                                                       ---------------
                                                       John C. Wahl
                                                       Senior Vice President and
                                                       Chief Financial Officer



Date:  November 2, 1998

                                INDEX TO EXHIBITS


       Exhibit Number                           Description
       --------------                           -----------

             2 Agreement of Merger and Plan of Reorganization, dated October 30, 1998, by and among First Defiance Financial Corp., Insurance Center of Defiance, Inc., Steven P. Grosenbacher, Lawrence H. Woods and Timothy S. Whetstone

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



Date:    November 2, 1998                         FIRST DEFIANCE FINANCIAL CORP.




                                                  By:/s/ John C. Wahl
                                                     ----------------
                                                     John C. Wahl
                                                     Senior Vice President,
                                                     Chief Financial Officer

                                    EXHIBITS


   Exhibit
   Number                                            Description

     2 Agreement of Merger and Plan of Reorganization, dated October 30, 1998, by and among First Defiance Financial Corp., Insurance Center of Defiance, Inc., Steven P. Grosenbacher, Lawrence H. Woods and Timothy S. Whetstone

                                    EXHIBIT 2


                 AGREEMENT OF MERGER AND PLAN OF REORGANIZATION


         THIS AGREEMENT OF MERGER AND PLAN OF REORGANIZATION (this "Agreement"), made and entered into as of this ____ day of _____________, 1998, by and among First Defiance Financial Corp., an Ohio corporation ("First Defiance"); Insurance Center of Defiance, Inc., an Ohio corporation ("Agency"); Steven P. Grosenbacher; Lawrence H. Woods; and Timothy S. Whetstone (such natural persons hereinafter referred to as the "Agency Shareholders") to which First Defiance Merger Corp., a corporation to be organized under the laws of the State of Ohio ("Merger Corp.") shall become a party;

                                   WITNESSETH:

         WHEREAS, the Agency Shareholders are the owners of all of the outstanding common shares of Agency (the "Agency Shares"); and

         WHEREAS, upon the terms and subject to the conditions of this Agreement, Agency, the Agency Shareholders and First Defiance have agreed to effectuate a merger pursuant to which (i) Merger Corp., the shares of which will be wholly owned by First Defiance, will be merged with and into Agency; and (ii) the Agency Shareholders will receive in exchange for the Agency Shares the Reorganization Consideration set forth in Section 2 of this Agreement (the "Reorganization"); and

         WHEREAS, the respective Boards of Directors of First Defiance and Agency have determined that the Reorganization is fair to, and in the best interests of, their respective companies and shareholders and have approved and adopted this Agreement and the Reorganization; and

         WHEREAS, for federal income tax purposes, it is intended that the Reorganization qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code");

         NOW,  THEREFORE,  in  consideration of the foregoing and the respective
representations,   warranties,  covenants  and  agreements  set  forth  in  this
Agreement, the parties hereto agree as follows:

I. The Reorganization.

         A. Subject to the terms and conditions of this Agreement and pursuant to applicable laws, Merger Corp. shall merge with and into Agency. Upon the terms and subject to the conditions set forth in this Agreement, the transactions contemplated by this Agreement shall be consummated at a closing to be held as set forth in Section 3 of this Agreement (the "Closing"). In connection with the Closing, Agency and Merger Corp. shall execute a certificate of merger and shall cause such certificate to be delivered to the Ohio Secretary of State in accordance with Section 1701.81 of the Ohio Revised Code. The merger shall be effective at the time and on the date specified in such certificate of merger (the "Effective Time").

         B. At the Effective Time, the separate existence of Merger Corp. shall cease and Agency, as the surviving entity, shall continue unaffected and unimpaired by the merger. At the Effective Time, the registered office of Agency shall remain unchanged by the merger.

         C. The Articles of Incorporation and Code of Regulations of Agency in effect immediately prior to the Effective Time shall be the Articles of Incorporation and Code of Regulations of Agency on and after the Effective Time, in each case until amended in accordance with applicable law. At the Effective Time, the Board of Directors of Agency shall consist of those persons serving as directors of Agency immediately prior to the Effective Time.

         D. Each common share of Merger Corp. issued and outstanding immediately prior to the Effective Time shall, at the Effective Time, be changed into one common share of Agency, no par value.

         E. At the Effective Time, each common share of Agency outstanding immediately prior to the Effective Time shall by virtue of the merger be converted into the right to receive the consideration set forth in Section 2 of this Agreement. At the Effective Time, all shares of Agency held in the treasury of Agency shall be canceled and no cash, stock or other property shall be delivered in exchange therefor.

Consideration for Agency Shares and Exchange of Shares Pursuant to the Reorganization.

         a. At the Effective Time, each of the Agency Shareholders shall be entitled to receive in exchange for each of the Agency Shares held by such Agency Shareholder 2,657.0363 voting common shares of First Defiance, no par value (the "Reorganization Consideration"); provided, however, that (A) no fractional shares will be issued, and cash will be paid in lieu of fractional shares based on the aforementioned exchange rate; and (B) in the event of the subdivision of the outstanding voting common shares of First Defiance, no par value ("First Defiance Shares"), the payment of a dividend in First Defiance Shares or a capital reorganization, reclassification or recapitalization affecting First Defiance Shares, the Reorganization Consideration shall be appropriately adjusted. After the Effective Time, the Agency Shareholders shall cease to have any rights with respect to the Agency Shares, except as otherwise provided in this Agreement or under applicable law.

         b. In addition to the Reorganization Consideration, each of the Agency Shareholders shall be entitled, to the extent permitted by law, to receive payments in cash determined as follows:

                  (i) At the end of each fiscal year beginning after the Effective Time, the net income of the Agency shall be determined in accordance with generally accepted accounting principles. For each of such fiscal years, the Agency Shareholders shall be entitled for each Agency Share held at the Effective Time to an amount determined by the following formula:

                  (a) (I) the net income of the Agency in excess of 12% of the sum of (A) $1.8 million, plus (B) the total amount previously paid to the Agency Shareholders pursuant to this subsection 2.b., divided by (II) 2; divided by

                  (b)  55.

                  (ii)  The  total  amount  of the sum  determined  pursuant  to
                  Section 2.b(i)(a) shall not be more than $400,000.

3. Closing. The Closing shall occur at the offices of First Defiance, 601 Clinton Street, Defiance, Ohio 43512, on a date and at a time designated by First Defiance as soon as practicable after the satisfaction of all conditions set forth herein.

4. Tax Consequences of the Reorganization. It is intended that the Reorganization shall constitute a "reorganization" within the meaning of Code
Section 368(a) and that this Agreement shall constitute a "plan of reorganization" within the meaning of the Code and applicable law.

5. Obligations of Agency Shareholders at Closing. At the Closing, the Agency Shareholders shall deliver to First Defiance:

         A. Certificates for all of the outstanding Agency Shares, duly endorsed in blank and in appropriate form for transfer and accompanied by any other documents necessary for an effective transfer of the Agency Shares; and

         B. All of Agency's corporate minute books, share ledgers, share certificate books and share transfer books, Agency's corporate seal, if any, and control of the Agency and the Agency's properties.

6. Obligations of First Defiance at Closing. Promptly after the Effective Time, First Defiance shall deliver to the Agency Shareholders the Reorganization Consideration, as described in Section 2 of this Agreement.

7. Representations and Warranties of Agency and the Agency Shareholders. Agency and the Agency Shareholders, jointly and severally, represent and warrant to First Defiance that each of the following statements is true and accurate in all material respects:

         a. The Agency Shareholders are the owners of the number of Agency Shares set forth below. Except as set forth in a Buy-Sell Agreement among the Agency Shareholders and Agency, a copy of which is included in a Disclosure Schedule delivered to First Defiance before the execution of this Agreement (the "Disclosure Schedule"), each of the Agency Shareholders owns the Agency Shares free and clear of any and all liens, encumbrances, restrictions or conditions, and none of the Agency Shareholders has granted any options, purchase rights or other agreements or commitments of any nature whatsoever with respect to the Agency Shares.

                  Steven P. Grosenbacher    20 Agency Shares
                  Lawrence H. Woods         20 Agency Shares
                  Timothy S. Whetstone      15 Agency Shares

         b. Agency is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and possesses all necessary corporate powers and authority, licenses and franchises to own its property and assets and to conduct its business as and where it is being conducted. Agency is in compliance in all material respects with all applicable local, state or federal laws and regulations. Agency has filed all reports required by the Ohio Department of Insurance, including Forms CN-65 to report all changes for which such Forms are required.

         C. The authorized capital of Agency consists solely of 250 common shares, no par value, of which 55 common shares are issued and outstanding and held solely by the Agency Shareholders, as set forth in Section 7.a. of this Agreement. The Agency Shares have been duly authorized and validly issued and are fully paid and non-assessable. The Agency Shares were not issued in violation of the preemptive right of any shareholder of Agency. Except as set forth in the Buy-Sell Agreement included in the Disclosure Schedule, there are no outstanding subscription rights, options, conversion rights, warrants or other agreements or commitments of any nature whatsoever obligating Agency to issue, deliver or sell or restricting Agency from issuing, delivering or selling any additional Agency common shares or obligating Agency to grant, extend or enter into any such agreement or commitment.

         D. This Agreement has been duly executed and delivered by Agency and each of the Agency Shareholders. Agency has all requisite corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder, and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action by Agency. This Agreement is the valid and binding agreement of each of the Agency and the Agency Shareholders, enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general applicability affecting the enforcement of creditors' rights generally and the effect of rules of law governing specific performance, injunctive relief and other equitable remedies on the enforceability of such documents.

         E. Agency has made available to First Defiance true and accurate copies of its Articles of Incorporation and Code of Regulations and has granted First Defiance access to all records of all meetings and other corporate actions occurring before the date of this Agreement by the shareholders, Board of Directors and Committees of the Board of Directors of Agency. The minute books of Agency contain, in all material respects, complete and accurate records of all meetings and other corporate actions of its shareholders, Board of Directors and Committees of the Board of Directors.

         F. Except as set forth in the Disclosure Schedule, including the Buy-Sell Agreement included therein, the execution and delivery of this Agreement and, subject to the regulatory filings and approvals referenced in
Section 10.a(1) of this Agreement and subject to the receipt of consents from insurance companies for which Agency has been appointed an agent, the consummation of the transactions contemplated hereby will not (1) conflict with or violate any provision of or result in the breach of any provision of the Articles of Incorporation or Code of Regulations of Agency; (2) conflict with or violate any provision of or result in the breach or the acceleration of or entitle any party to accelerate (whether upon or after the giving of notice or lapse of time or both) any obligation under, or otherwise materially affect the terms of, any mortgage, lien, lease, agreement, license, instrument, order, arbitration award, judgment or decree to which Agency is a party or by which Agency or its property or assets is bound; (3) require the consent of any party to any agreement or commitment to which Agency is a party or by which Agency or its property or assets is bound, the failure to obtain which could, individually or in the aggregate with all the other failures to obtain required consents, have a material adverse effect on the business, operations, condition (financial or otherwise) or prospects of Agency; (4) result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any property or assets of Agency; or (5) violate or conflict with any applicable law, ordinance, rule or regulation.

         G. The financial statements of Agency as of and for the three years ended December 31, 1997, as contained in the Disclosure Schedule (the "Agency Financial Statements"), fairly present the financial position of Agency at such dates and the results of its operations for such periods. Since December 31, 1997, there have been no material adverse changes in the financial condition, assets, liabilities, obligations, properties, business or prospects of Agency, and no distributions from Agency's accumulated adjustments account have been made, except as set forth in the Disclosure Schedule.

         H. Except as disclosed in the Agency Financial Statements, Agency has no liabilities or obligations material to the business condition (financial or otherwise) of Agency, whether accrued, absolute, contingent or otherwise, and whether due or to become due.

         I. Neither the Agency Financial Statements nor any certificates, statements or other information furnished to First Defiance in writing by Agency contains any untrue statement of a material fact or omits to state any material fact necessary to make the information contained therein, in light of the circumstances under which they were made, not misleading.

         J. A list of all material fixed assets owned by Agency carried on the books of Agency as of the date hereof (the "Personal Property") is set forth in the Disclosure Schedule. All Personal Property has been maintained in good working order, ordinary wear and tear excepted. Agency owns and has good title to all of the Personal Property, free and clear of any mortgage, lien, pledge, charge, claim, conditional sales or other agreement, lease, right or encumbrance. A copy of each personal property lease to which the Agency is a party is included in the Disclosure Schedule.

         K. The Agency owns no real property and is not a party to any written lease of real property.

         L. The Disclosure Schedule contains a true, accurate and complete list of all investments, other than investments in the Personal Property, owned by Agency as of the date hereof (the "Investments"), the name of the registered holder thereof, the location of the certificates therefor or other evidence thereof and any stock powers or other authority for transfer granted with respect thereto and a true, accurate and complete list of the name of each bank or other depository in which Agency has an account or safe deposit box. The Investments are owned by Agency free and clear of all liens, pledges, claims, security interests, encumbrances, charges or restrictions of any kind and may be freely disposed of by Agency at any time.

         M. Agency has duly and timely filed all federal, state, county and local income, profits, franchise, excise, sales, customs, property, use, occupation, withholding, social security and other tax and information returns and reports required to have been filed by them through the date hereof, and have paid or accrued all taxes and duties (and all interest and penalties with respect thereto) due or claimed to be due by Agency. Agency has, to the knowledge of Agency and the Agency Shareholders, no liability for any taxes or duties (or interest or penalties with respect thereto) of any nature whatsoever, and there is no basis for any additional material claims or assessments. True copies of the federal, state and local income tax returns of Agency for each of the three tax years ended December 31, 1997, 1996 and 1995, have been delivered to First Defiance.

         There are no federal, state or local tax returns or reports not filed with respect to all income, profits, franchise, excise, sales, customs, property, use, occupation, withholding, social security and other taxes which would be due but for an extension of time for filing having been granted. Agency has neither executed nor filed with the Internal Revenue Service (the "IRS") or any state or local tax authority any agreement extending the period for assessment and collection of any income, profits, franchise, excise, sales, customs, property, use, occupation, withholding, social security or other taxes, nor is Agency a party to any action or proceeding of any governmental authority for assessment or collection of such taxes, except tax liens or levies against customers of Agency. There is no outstanding assessment or claim of collection of any of such taxes against Agency. Agency has not received any notice of deficiency, proposed deficiency or assessment from the IRS or any other governmental agency with respect to any federal, state or local taxes. No tax return of Agency is currently the subject of any audit by the IRS or any other governmental agency. No material deficiencies have been asserted in connection with the tax returns of Agency, and Agency has no reason to believe that any deficiency would be asserted relating thereto. Agency has never been a member of an "affiliated group of corporations" (within the meaning of Section 1504(a) of the Code) filing consolidated returns, and Agency is not a party to any tax sharing agreement.

         N. The Disclosure Schedule contains a copy of each contract or commitment of Agency involving more than $5,000.

         O. Agency is not in default under any contract or agreement of any kind, and no claim of such default by any party has been made or is now, to the knowledge of Agency or any of the Agency Shareholders, threatened, except to the extent such a default would not have a material adverse effect on Agency.

         P. The Disclosure Schedule contains copies of all policies of insurance and bonds on the assets, operations, directors, officers and employees of Agency. Such policies and bonds are valid and enforceable.

         Q. There are no material actions, suits, proceedings or investigations pending or threatened against or affecting the business, operations or financial condition of Agency in any court or before any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality; neither the management of Agency nor any of the Agency Shareholders has any knowledge of any basis for any such action, suit, proceeding or investigation; and Agency is not in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

         R. Agency has all material permits, licenses, orders and approvals of all federal, state or local governmental or regulatory bodies required for it to conduct its business as presently conducted, and all of such material permits, licenses, orders and approvals are in full force and effect, without the threat of suspension or cancellation. Agency and all of its agents have all licenses required to sell the types of insurance they are selling. Agency has received no notice that it is or may become subject to any order or agreement with any federal or state agency charged with the supervision or regulation of insurance agencies, nor any notice that it is not in compliance with any statute or regulation.

         S. (1) The Disclosure Schedule sets forth a true and complete list of all qualified pension or profit-sharing plans, deferred compensation, consulting, bonus, group insurance plans or agreements and all other incentive, welfare or employee benefit plans or agreements maintained for the benefit of employees or former employees of Agency. Copies of such plans and agreements, together with (a) when applicable, the most recent actuarial and financial reports prepared with respect to any such plan, (b) the most recent annual reports filed with any government agency and (c) all rulings and determination letters received from governmental agencies and any open requests for rulings or letters that pertain to any such plan, have been delivered to First Defiance.

            (2) Except as set forth in the Disclosure Schedule, Agency does not currently maintain, nor has it ever maintained, any "employee pension benefit plan," as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (each such plan, together with any related trust or other funding mechanism, as maintained by Agency, hereinafter referred to as a "Pension Benefit Plan"), which is intended to be qualified under Section 401(a) of the Code.

            (3) Agency does not currently maintain, nor has it ever maintained, any Pension Benefit Plan subject to the provisions of Title IV of ERISA.

            (4) Agency does not currently participate in, nor has it ever participated in, any multiemployer plan, as such term is defined in Sections 3(37) and 4001 of ERISA.

            (5) All of the Pension Benefit Plans have complied and comply currently in all material respects, both as to form and operation, with the provisions of ERISA and the Code, where required in order to be tax-qualified under Section 401(a) of the Code, and all other applicable laws, rules and regulations. Agency is not aware of any event which might jeopardize the tax qualified status of any Pension Benefit Plan. Each Pension Benefit Plan which is intended to be qualified under Section 401(a) of the Code has received a determination letter from the IRS which considers amendments made to the Code by the Tax Reform Act of 1986. All reports required by any governmental agency with respect to each Pension Benefit Plan have been timely filed with such agency and, where required, distributed to participants and beneficiaries of such Pension Benefit Plan within the time required by law.

            (6) Each "employee welfare benefit plan," as defined in Section 3(1) of ERISA (each such plan together with any related trust or other funding mechanism, as maintained by Agency, hereinafter referred to as a "Welfare Benefit Plan") has been administered to date in all material respects in compliance with the requirements of the Code and ERISA, and all reports required by any governmental agency with respect to each Welfare Benefit Plan has been timely filed with such agency and, where required, distributed to participants and beneficiaries of such Welfare Benefit Plan within the time required by law.

            (7) Neither Agency nor any plan fiduciary of any Welfare Benefit Plan or Pension Benefit Plan has engaged in any transaction in violation of
Section 406(a) or (b) of ERISA (for which no exemption exists under Section 408 of ERISA) or any "prohibited transaction" (as defined in Section 4975(c)(1) of the Code) for which no exemption exists under Section 4975(c)(1) of the Code.

         T. (1) Agency, to its knowledge, is in material compliance with all applicable Environmental Laws (hereinafter defined). Agency has not received any written or oral communications from any organization, person or otherwise, which alleges that either (a) Agency is not in compliance with all applicable Environmental Laws or (b) any properties or assets of Agency may have been affected by any Materials of Environmental Concern (hereinafter defined).

            (2) There is no Environmental Claim (hereinafter defined) pending or, to the knowledge of Agency, threatened (a) against Agency, (b) against any person or entity whose liability for any Environmental Claim has or may have been retained or assumed by Agency either contractually or by operation of law, or (c) against any real or personal property which Agency owns, leases, manages, supervises or participates in the management of, other than such as would not, either individually or in the aggregate, have a material adverse effect on Agency.

            (3) There are no present or, to the knowledge of Agency, past activities, conditions or incidents, including, without limitation, the release or disposal of any Material of Environmental Concern, that could reasonably form the basis of any Environmental Claim against Agency or against any person or entity whose liability for any Environmental Claim has or may have been retained or assumed by Agency, either contractually or by operation of law, other than such as would not, either individually or in the aggregate, have a material adverse effect on Agency.

            (4) As used in this Agreement:

                    (a) "Environmental Claim" means any claim, cause of action or notice (written or oral) by any person or entity alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based on or resulting from (I) the presence, or release into the environment, of any Material of Environmental Concern at any location, whether or not owned by Agency or (II) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law;

                    (b) "Environmental Laws" means all laws and regulations relating to pollution or protection of human health or the environment including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of Materials of Environmental Concern, or otherwise relating to the use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern; and

                    (c) "Materials of Environmental Concern" shall mean (I) any "hazardous waste" as defined in 42 U.S.C. Section 6903, as amended from time to time, and regulations promulgated thereunder from time to time; (II) any "hazardous substance" as defined in 42 U.S.C. Section 9601, as amended from time to time, and regulations promulgated thereunder from time to time; (III) asbestos; (IV) PCB's; (V) any substance the presence of which on First Defiance's or Agency's property is prohibited by any applicable law, ordinance, or regulation; (VI) petroleum products; and (VII) underground storage tanks and above ground storage tanks.

         U. Agency is in compliance with all federal, state or other applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours and has not and is not engaged in any unfair labor practice, except where such failure to comply or such practice would not have a material adverse effect on the financial condition, results of operations, business or prospects of Agency. No unfair labor practice complaint against Agency is pending before any governmental agency or court and there is no labor strike, dispute, slowdown or stoppage actually pending or threatened against or involving Agency. No representation question exists in respect of the employees of Agency and no labor grievance which might have a material adverse effect upon Agency or the conduct of its business is pending or, to the knowledge of Agency, threatened. Agency has not entered into any collective bargaining agreement with any labor organization with respect to any group of employees of Agency, and, to the knowledge of Agency, there is no present effort nor existing proposal to attempt to unionize any group of employees of Agency.

         V. Agency does not have, and has never had, any subsidiary.

         W. Neither Agency nor any of the Agency Shareholders has received (1) any notice or advice that Agency is or may become subject to any order or agreement of any federal or state agency charged with the supervision or regulation of insurance agencies or any other governmental agency having supervisory or regulatory authority with respect to Agency; (2) any notice or advice that it is not in substantial compliance with any statute or regulation; or (3) any notice from any governmental authority threatening to revoke any license, franchise, permit or governmental authorization.

         X. Except as disclosed in the Disclosure Schedule, Agency is not a party to any oral or written employment agreement, severance agreement or consulting agreement.

8. Representations and Warranties of First Defiance.

         a. First Defiance is a corporation duly organized, validly existing and in good standing under the laws of the State of Ohio and has the corporate power and authority to own or hold under lease all of its properties and assets and to conduct its business and operations as presently conducted.

         b. This Agreement has been duly executed and delivered by First Defiance. Subject to the filing and approval of all requisite regulatory notices and applications, First Defiance has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder, and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action by First Defiance.

         c. First Defiance has made available, or will promptly make available, to Agency and each of the Agency Shareholders true and accurate copies of First Defiance's Articles of Incorporation and Code of Regulations.

         d. The execution and delivery of this Agreement and, subject to the regulatory filing and approvals referenced in Section 10.a(1) of this Agreement, the consummation of the transactions contemplated hereby will not (1) conflict with or violate any provision of or result in the breach of any provision of the Articles of Incorporation or Code of Regulations of First Defiance; (2) conflict with or violate any provision of or result in the breach or the acceleration of or entitle any party to accelerate (whether upon or after the giving of notice or lapse of time or both) any obligation under, or otherwise materially affect the terms of, any mortgage, lien, lease, agreement, license, instrument, order, arbitration award, judgment or decree to which First Defiance is a party or by which First Defiance or its property or assets is bound; (3) require the consent of any party to any agreement or commitment to which First Defiance is a party or by which First Defiance or its property or assets is bound, the failure to obtain which could, individually or in the aggregate with all of the other failures to obtain written consents, have a material adverse effect on the business, operations, condition (financial or otherwise) or prospects of First Defiance; (4) result in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any property or assets of First Defiance or give rise to any meritorious cause of action against First Defiance; or (5) violate or conflict with any applicable law, ordinance, rule or regulation.

         e. The authorized capital of First Defiance consists solely of 20 million common shares, $.01 par value per share, of which 8,178,029 shares are outstanding, and 5 million preferred shares, no par value, none of which is outstanding. In addition, there are outstanding options to purchase 905,453 common shares of First Defiance granted with various prices and terms pursuant to plans for the directors, officers and employees of First Defiance. All of the outstanding common shares of First Defiance have been duly authorized and validly issued and are fully paid and non-assessable.

         f. First Defiance has delivered to each of the Agency Shareholders copies of the following documents, each of which has been filed with the Securities and Exchange Commission (the "SEC"):

                    (1) The Annual Report on Form 10-K for the fiscal year ended December 31, 1997;

                    (2) The Annual Report to Shareholders for the fiscal year ended December 31, 1997;

                    (3) The Proxy Statement for use in connection with the 1998 Annual Meeting of Shareholders of First Defiance; and

                    (4) The Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 1998.

         Such filings did not, as of the dates on which such reports were filed with the SEC, contain any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

         g. Since June 30, 1998, there have been no material adverse changes in the financial condition, assets, liabilities, obligations, properties, business or prospects of First Defiance and its subsidiaries, taken as a whole.

         h. First Defiance has all material permits, licenses, orders and approvals of all federal, state or local governmental or regulatory bodies required for it to conduct its businesses as presently conducted, and all such material permits, licenses, orders and approvals are in full force and effect, without the threat of suspension or cancellation.

9. Covenants.

         a. Conduct of Agency's Business. From the date of this Agreement until the Effective Time, Agency and the Agency Shareholders shall use all reasonable efforts to preserve intact Agency's business organization and assets and maintain its rights, franchises and existing relationships with customers, suppliers and business associates. Except as set forth in Section 9.b. of this Agreement or with the prior written consent of First Defiance, from the date of this Agreement until the Closing, Agency will conduct its business only in the ordinary course, in accordance with past practices and policies and in compliance with all applicable statutes, rules and regulations. Notwithstanding the foregoing, without the prior written consent of First Defiance, Agency will not:

                  (1) Authorize or agree to authorize the creation or issuance of, or issue, sell or dispose of, or create any obligation to issue, sell or dispose of, any stock, notes, bonds or other securities of which Agency is the issuer, or any obligations convertible into or exchangeable for any shares of its capital stock;

                  (2) Declare, set aside, pay or make any divided or other distribution on its capital stock, or directly or indirectly redeem, purchase or otherwise acquire any share thereof or enter into any agreement with respect to the foregoing; provided, however, that Agency may distribute up to $54,711 from its accumulated adjustments account to the Agency Shareholders prior to the Effective Time;

                  (3) Effect any stock split, recapitalization, combination, exchange of shares, readjustment or other reclassification;

                  (4)  Amend  its   Articles   of   Incorporation   or  Code  of
Regulations;

                  (5) Purchase, sell, assign or transfer any material tangible asset or any material patent, trademark, trade name, copyright, license, franchise, design or other intangible assets or property, or purchase any real property;

                  (6) Mortgage, pledge, grant or suffer to exist any lien or other encumbrance or charge on any assets or properties, tangible or intangible, except for liens for taxes not yet delinquent;

                  (7) Waive any rights of material value or cancel any material debts or claims;

                  (8) Incur any material obligation or liability (absolute or contingent), including, without limitation, any tax liability, or pay any material liability or obligation (absolute or contingent), other than liabilities and obligations incurred in the ordinary course of business;

                  (9) Cause any material adverse change in the amount or general composition of liabilities;

                  (10) Enter into or amend any employment or severance contract with any of its employees, enter into any consulting agreement, increase the compensation payable to any employee or director or any relative of any such employee or director or become obligated to increase any such compensation;

                  (11) Adopt or amend in any material respect any employee benefit plan, severance plan or collective bargaining agreement or make awards or distributions under any employee benefit plan not consistent with past practice or custom;

                  (12) Acquire any stock or other equity interest in any corporation, partnership, trust, joint venture or other entity;

                  (13) Make any material capital expenditure or commitment for any material addition to property, plant, or equipment;

                  (14) Borrow or agree to borrow any funds, including but not limited to repurchase transactions, or indirectly guarantee or agree to guarantee any obligations of others;

                  (15) Enter into any securities transactions for its own account or purchase or otherwise acquire any investment security for its own account; or

                  (16) Agree, whether in writing or otherwise, to take any action described in this Section 9.a.

         b. Agency Reorganization. Before the Closing, Agency may be required, in the discretion of First Defiance, to form two subsidiaries to which Agency will contribute its assets, liabilities and capital. One of such subsidiaries shall be licensed under the laws of the State of Ohio to conduct the business of a life insurance agency and possess all assets and liabilities attendant thereto. Such new life insurance agency shall maintain all of the life insurance company appointments that were held by Agency before the formation of the two subsidiaries. The other of such subsidiaries shall be licensed under the laws of the State of Ohio to conduct all other business currently conducted by Agency and possess all assets and liabilities attendant thereto. Such new non-life insurance agency shall maintain all non-life insurance agency company appointments that were held by Agency before the formation of the two subsidiaries. Such reorganization of Agency (the "Agency Reorganization") shall be effected in accordance with all applicable statutes and regulations and in a manner and at a time determined by First Defiance.

         c.  Acquisition  Transactions.   Agency  shall  (1)  not,  directly  or
indirectly, solicit or initiate any proposals or offers from any person or entity, or discuss or negotiate with any such person or entity, regarding any acquisition or purchase of all or a material amount of the assets of, any equity securities of, or any merger, consolidation or business combination with, Agency (hereinafter collectively referred to as "Acquisition Transactions"), (2) not disclose to any person any information not customarily disclosed publicly or provide access to its properties, books or records or otherwise assist or encourage any person in connection with any of the foregoing, and (3) give First Defiance prompt notice of any such inquiries, offers or proposals. If Agency fails to act in accordance with this subsection and within one year after the date of this Agreement executes a letter of intent or a definitive agreement in respect of an Acquisition Transaction with another party, Agency shall pay to First Defiance $20,000 in immediately available federal funds within two days after the execution of such letter of intent or definitive agreement.

         d. Best Efforts for Qualification as Section 368(a) Reorganization. Agency and Agency Shareholders shall use their best efforts to cause the Reorganization to qualify for treatment as a "reorganization" within the meaning of Code Section 368(a) and will take no action which would cause the Reorganization not to qualify as a "reorganization" within the meaning of Code
Section 368(a). To that end, Agency Shareholders covenant that they have no agreement, plan or intention to dispose of a sufficient number of the First Defiance Shares after the merger, in the aggregate, to cause the merger to fail to meet the continuity of proprietary interest test for qualification as a "reorganization" within the meaning of Code Section 368(a).

         e. Regulatory Approvals. All parties shall use their reasonable efforts to file and obtain approval of all regulatory applications necessary to consummate the transactions contemplated by this Agreement. First Defiance and Agency shall cooperate and shall cause their respective directors, officers, employees, agents and advisors to cooperate, to the extent reasonable or necessary, in connection with the preparation of the regulatory applications and all other actions necessary to consummate the transactions contemplated by this Agreement.

         f. Employees. Upon satisfactory review of employment files, all employees of Agency immediately prior to the Closing, except those employees covered by a written employment agreement, shall remain at will employees of Agency. The Agency Shareholders shall each execute employment agreements with Agency effective upon Closing. Such agreements shall be in a form to be agreed upon by First Defiance, Agency and each of such persons.

                  Upon the request of First Defiance, Agency shall take all steps necessary to commence the termination of Agency's 401(k) plan prior to the Closing; provided, however, that First Defiance may, at the discretion of First Defiance, determine not to request such termination and instead merge Agency's 401(k) plan into the 401(k) plan of First Federal Savings and Loan ("First Federal") following the closing. At the effective time of the Closing, if Agency's 401(k) plan is terminated, or upon the merger of Agency's 401(k) plan into First Federal's 401(k) plan, if Agency's 401(k) plan is merged into First Federal's 401(k) plan, all employees of Agency shall be eligible to participate in First Federal's 401(k) plan, effective immediately, subject to the terms of First Federal's 401(k) plan, and shall receive prior service credit for eligibility and vesting purposes under First Federal's 401(k) plan.

                  First Defiance shall, in its discretion, (1) provide coverage for Agency's employees effective upon Closing under the health insurance plan maintained by First Defiance for the benefit of the employees of First Defiance and its subsidiaries; provided, however, that any employee of Agency who has been insured under the health insurance plan maintained by Agency for at least 12 months prior to the Closing shall be covered by First Defiance's health insurance plan without regard to any waiting periods and limitations on pre-existing conditions, and any employee of Agency who has not been insured under the health insurance plan maintained by Agency for at least 12 months prior to the Closing shall be subject to any waiting periods and limitations on pre-existing conditions as may be required by First Defiance's health insurance plan; or (2) maintain in place the health insurance plan currently maintained by Agency for the benefit of its employees.

         g. Affiliates Compliance with 1933 Act. (1) The Disclosure Schedule sets forth all persons whom Agency and the Agency Shareholders reasonably believe to be "affiliates" of Agency, as defined in Rule 145 under the Securities Act of 1933 (the "Affiliates"). After the date of this Agreement and until the Effective Time, Agency and each of the Agency Shareholders shall identify to First Defiance each additional person whom they reasonably believe to have thereafter become an Affiliate.

         (2) Concurrently with the execution of this Agreement, each of Agency and the Agency Shareholders shall deliver to First Defiance a written agreement in which such Affiliate confirms that the First Defiance Shares received by such Affiliate pursuant to this Agreement shall be transferable only in accordance with Rule 145 of the Securities Act of 1933 and other restrictions set forth in such agreement. After the date of this Agreement, Agency and each of the Agency Shareholders shall use their best efforts to obtain from each person who is later identified as an Affiliate for delivery to First Defiance before the Effective Time a similar agreement.

         h. Access. Until the Effective Time, Agency shall afford to First Defiance and to its officers and representatives reasonable access to Agency's properties, personnel, books, records and affairs.

         i.  Confidentiality.  The  parties  acknowledge  the  confidential  and proprietary nature of the information as hereinafter described which has heretofore been exchanged and which will be received from each other hereunder (the "Information") and agree to hold and keep the same confidential. The Information will include any and all financial, technical, commercial, marketing, customer or other information concerning the business, operations and affairs of a party that may be provided to the other, irrespective of the form of the communications, by such party's employees or agents. The Information shall not include information that is or becomes generally available to the public other than as a result of a disclosure by a party or its representatives in violation of this Agreement, or information that is required to be furnished or used in connection with legal proceedings. The parties agree that the Information will be used solely for the purposes contemplated by this Agreement and that the Information will not be disclosed to any person other than employees and agents of a party who are directly involved in evaluating the transaction. The Information shall not be used in any way detrimental to a party, including use directly or indirectly in the conduct of the other party's business or enterprise in which such party may have an interest, now or in the future, and whether or not now in competition with such other party. Upon the written request of the disclosing party, upon termination of this Agreement, the other parties will promptly return or destroy Information in their possession and certify to the disclosing party that the party has done so.

         j. Press Releases. First Defiance and Agency shall consult with each other before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement, and no party to this Agreement shall issue any such press release or make any such public statement without obtaining the prior consent of First Defiance and Agency, except as may be required by law or by obligations pursuant to any listing agreement with any national securities association.

         k. Costs and Expenses. Whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

         l. Reasonable Efforts. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action, and to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

         m. Notification of Events. At all times from the date of this Agreement until the Closing, each party shall promptly notify the other in writing of any materially adverse business conditions threatening its normal business operations or of the occurrence of any event or the failure of any event to occur which might reasonably be expected to result in a breach of or a failure to comply with any representation, warranty, covenant, condition or agreement contained in this Agreement or of the commencement of any action, suit, proceeding or investigation against it.

         n. Action by Agency Shareholders. Concurrently with the execution and delivery of this Agreement, and as a condition and material inducement to First Defiance's willingness to enter into this Agreement, each of the Agency Shareholders shall (1) sign and deliver an action in writing approving this Agreement and the transactions contemplated hereby, and (2) sign and deliver a representation and acknowledgment in the form attached hereto as Exhibit A.

         o. Transfer of Agency Shares. No Agency Shareholder shall transfer any of the Agency Shares prior to the Effective Time.

10. Closing Matters.

         a. Conditions to Obligations of First Defiance. Notwithstanding any other provision of this Agreement, the obligations of First Defiance to close the transactions contemplated by this Agreement shall be subject to the fulfillment of each of the following conditions:

                  (1) All permits, approvals, consents, authorizations, exemptions or waivers of any federal or state governmental body or agency necessary or appropriate for consummation of the transactions contemplated by this Agreement shall have been obtained and all notices required to be filed shall have been filed and any objection or waiting period with respect to such notice shall have expired;

                  (2) All waivers, consents and approvals of every person necessary or appropriate for the consummation of the transactions contemplated by this Agreement shall have been obtained, and none of such waivers, consents and approvals shall contain any term or condition which, in the judgment of First Defiance, individually or in the aggregate, would materially reduce the value of Agency and its subsidiaries, taken as a whole, to First Defiance;

                  (3) There shall not be in effect any federal or state law, rule or regulation or any order or decision of a court of competent jurisdiction which prevents or materially delays the consummation of the transactions contemplated by this Agreement;

                  (4) First Defiance shall have (a) received an opinion from its legal counsel, satisfactory to First Defiance, that the issuance of First Defiance Shares pursuant to this Agreement need not be registered pursuant to the Securities Act of 1933 (the "Securities Act") or pursuant to any applicable state law, or (b) effectively registered the First Defiance Shares pursuant to the Securities Act and pursuant to any applicable state law;

                  (5) The representations and warranties of Agency and the Agency Shareholders contained in Section 7 of this Agreement shall be true in all material respects at and as of the date hereof and at and as of the day of the Closing as if made at and as of such time;

                  (6) Agency and the Agency Shareholders shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by Agency and the Agency Shareholders before or on the day of the Closing;

                  (7) There shall not have been a material adverse change in the financial condition, assets, liabilities, obligations, properties, business or prospects of First Defiance or Agency after the date of this Agreement;

                  (8) Agency and the Agency Shareholders shall have delivered to First Defiance a certificate dated the day of the Closing to the effect set forth in subsections (5), (6), (7), (11), (12), (15), (16) and (17) of this
Section 10.a. and such other certificates and documents to evidence the taking of requisite actions in connection with this Agreement as First Defiance may reasonably request;

                  (9) There shall not be any action or proceeding commenced by or before any court or governmental agency or authority in the United States, or threatened by any governmental agency or authority in the United States, that challenges or seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or seeks to impose material limitations on the ability of First Defiance to exercise full rights of ownership of the assets or business of Agency;

                  (10) There shall not have been proposed, nor shall there be in effect, any federal or state law, rule, regulation, order or statement of policy that, in the reasonable judgment of First Defiance, would: (a) prevent or delay the consummation of the transactions contemplated by this Agreement or interfere with the reasonable operation of the business of First Defiance or Agency; (b) materially adversely affect the ability of First Defiance to enjoy the economic or other benefits of the transactions contemplated by this Agreement; or (c) impose any material adverse condition, limitation or requirement on First Defiance in connection with the transactions contemplated by this Agreement;

                  (11) Agency shall not have incurred any damage, destruction or similar loss, not covered by insurance, materially affecting its businesses or properties;

                  (12) The Agency Reorganization shall have been completed, if required by First Defiance;

                  (13) Each of the Agency Shareholders shall have executed and delivered to First Defiance an employment agreement in the form attached hereto as Exhibit B, to be effective at the Effective Time;

                  (14) No accounts payable by Agency shall have remained unpaid more than 45 days as of the date of the Closing;

                  (15)  All  notes   payable  by  Agency  shall  be  current  in
accordance with their terms;

                  (16) Each of the Agency Shareholders shall have executed and delivered to First Defiance a representation and acknowledgment in the form attached hereto as Exhibit A;

                  (17) All of the Agency Shareholders shall have duly signed an action in writing by the shareholders of the Agency adopting this Agreement and approving the transactions contemplated herein;

                  (18) First Defiance shall have received certificates dated as of a date as close as practicable to the Closing date from appropriate authorities as to the good standing of Agency and its subsidiaries; and

                  (19) Each of the insurance companies with which Agency currently has an agency or brokerage agreement shall have agreed prior to the Closing to the continuation of its current agreement with Agency or a subsidiary of Agency following the Closing or executed prior to the Closing a new agreement with Agency or a subsidiary of Agency, satisfactory to First Defiance, to continue in effect after the Effective Time.

         b. Conditions to the Obligations of Agency and the Agency Shareholders.

                  The obligations of Agency and the Agency Shareholders to effect the transactions contemplated by this Agreement shall be subject to the fulfillment of each of the following conditions:

                  (1) The representations and warranties of First Defiance contained in Section 8 of this Agreement shall be true in all material respects at and as of the date hereof and at and as of the date of the Closing as if made at and as of such time;

                  (2) There shall not be in effect any federal or state law, rule or regulation or any order or decision of a court of competent jurisdiction which prevents or materially delays the consummation of the transactions contemplated by this Agreement;

                  (3) First Defiance shall have duly performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by them before or at the Closing;

                  (4) There shall not have been a material adverse change in the financial condition, assets, liabilities, obligations, properties, business or prospects of First Defiance after the date of this Agreement;

                  (5) First Defiance shall have delivered to Agency and the Agency Shareholders a certificate dated the day of the Closing and signed by the President and the Chief Financial Officer of First Defiance to the effect set forth in subsections (1), (3) and (4) of this Section 10.b; and

                  (6) First Defiance shall have executed and delivered to each of the Agency Shareholders an employment agreement in the form attached hereto as Exhibit B, to be effective at the Effective Time.

11.      Termination.  This Agreement may be terminated:

         a. By mutual consent of the parties;

         b. By any party to this Agreement if the Closing shall not have occurred on or before December 31, 1998; provided, however, that a party who is then in breach of any of its representations, warranties, covenants or agreements under this Agreement in any material respect may not exercise such right of termination if it has received notice from the non-breaching party that the non-breaching party is seeking specific performance of the breaching party's obligations under this Agreement; provided further, however, that no such termination shall relieve the breaching party from liability for a breach that occurs prior to such termination;

         c. By First Defiance if any event occurs which, in the reasonable opinion of the Board of Directors of First Defiance, would preclude satisfaction of any of the conditions set forth in Section 10.a. of this Agreement;

         d. By Agency if any event occurs which, in the reasonable opinion of the Board of Directors of Agency, would preclude satisfaction of any of the conditions set forth in Section 10.b. of this Agreement; and

         e. By any party to this Agreement if the market value of First Defiance Shares, based upon the closing sale price of First Defiance Shares on The Nasdaq National Market, should decline to less than $12.3172 per share.

12. Notice of  Termination.  In order to terminate  this  Agreement  pursuant to
Section 11 of this Agreement, the party so acting shall give written notice of such termination to all other parties. This Agreement shall terminate on the date such notice is given.

         a. Effect of Termination. In the event of the termination of this Agreement, the provisions of this Agreement shall become void and have no effect; provided, however, that (1) the provisions set forth in Section 9.i. and Section 9.k. of this Agreement shall survive such termination and shall remain in full force and effect, and
(2) a termination of this Agreement shall not affect the liability of any party for an uncured breach of any term or condition of this Agreement.

         b. Amendment. This Agreement may be amended at any time only by an instrument in writing signed on behalf of each of the parties hereto.

         c. Waiver. Any term or provision of this Agreement may be waived in writing at any time by the party which is, or whose shareholders are, entitled to the benefits thereof.

13. Miscellaneous

         a. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  If to Agency, to:

                  Insurance Center of Defiance, Inc.
                  507 Fifth Street
                  Defiance, Ohio 43512
                  Attention: Steven P. Grosenbacher

                  with a copy to:

                  Marc F. Warncke
                  Clemens, Korhn, Liming & Warncke
                  Block Six Business Center
                  419 Fifth Street, Suite 2000
                  P.O. Box 787
                  Defiance, Ohio 43512


                  If to Steven P. Grosenbacher, to:

                  Steven P. Grosenbacher
                  1161 Valley Forge Drive
                  Defiance, Ohio 43512

                  If to Lawrence H. Woods, to:

                           Lawrence H. Woods
                           1500 East River Drive
                           Defiance, Ohio 43512


                  If to Timothy S. Whetstone, to:

                           Timothy S. Whetstone
                           1237 Fallen Timbers Drive
                           Defiance, Ohio 43512


                  If to First Defiance, to:

                  First Defiance Financial Corp.
                  601 Clinton Street
                  Defiance, Ohio 43512
                  Attention:  Don Van Brackel

                  with a copy to:

                  Cynthia A. Shafer
                  Vorys, Sater, Seymour and Pease
                  Suite 2100, Atrium Two
                  221 E. Fourth Street
                  P. O. Box 0236
                  Cincinnati, Ohio 45201-0236

         b. Entire Agreement. This Agreement (including the exhibits, documents and instruments referred to herein or therein) (1) constitutes the entire agreement of the parties and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof; (2) is not intended to and shall not confer any rights or remedies hereunder upon any person other than First Defiance, Agency and the Agency Shareholders; (3) shall not be assigned by operation of law or otherwise; and (4) shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Ohio, except to the extent that federal law may be applicable.

         c. Execution In Counterparts. This Agreement may be executed in two or more counterparts which together shall constitute a single Agreement.

         d. Headings. The headings of articles and sections herein are for convenience of reference only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         e. Nonsurvival of Representations and Warranties. No representation or warranty shall survive the Closing.

         f. Liabilities and Specific Performance. Each party to this Agreement recognizes that, if it fails to perform, observe or discharge any of its obligations under this Agreement, remedies at law may not provide adequate relief to the other party or parties. Therefore, each party is hereby authorized to demand specific performance of this Agreement, and is entitled to temporary and permanent injunctive relief, in a court of competent jurisdiction at any time when any other party fails to comply with any of the provisions of this Agreement applicable to it, in addition to any other remedy that may be available in law or equity. To the extent permitted by applicable law, each party hereby irrevocably waives any defense that it might have based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance or injunctive relief.

         IN WITNESS WHEREOF, First Defiance, Agency, Steven P. Grosenbacher, Lawrence H. Woods and Timothy S. Whetstone signed or caused this Agreement to be signed by their respective duly authorized officers effective on the date first above written.

ATTEST:                                           FIRST DEFIANCE FINANCIAL CORP.


_____________________________                     By:  _________________________
_____________________________                             Don Van Brackel
_____________________________                             its President



ATTEST:                                           FIRST DEFIANCE MERGER CORP.
                                                           (to be organized)

_____________________________                     By:  _________________________
_____________________________                          _________________________
_____________________________                          its __________________

ATTEST:                                           INSURANCE CENTER OF
                                                  DEFIANCE, INC.


_____________________________                     By:  _________________________
_____________________________                             Steven P. Grosenbacher
_____________________________                             its President


_____________________________                     ________________________
Steven P. Grosenbacher                            Lawrence H. Woods


_____________________________
Timothy S. Whetstone

                                 ACKNOWLEDGMENT


STATE OF OHIO              )
                           ) SS:
COUNTY OF ___________      )

         BE IT REMEMBERED that on this ____ day of ____________,1998, personally came before me, a Notary Public in and for the State and County aforesaid, Don Van Brackel, President of First Defiance Financial Corp., and duly executed the Agreement and Plan of Reorganization before me and acknowledged the same to be his act and deed and the act and deed of said corporation and that the facts therein are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this ____ day of _______________, 1998.

                                               ---------------------------------
                                               Notary Public

STATE OF OHIO              )
                           ) SS:
COUNTY OF ___________      )

         BE IT REMEMBERED that on this ____ day of ____________,199_, personally came before me, a Notary Public in and for the State and County aforesaid, ___________________, __________ of First Defiance Merger Corp., and duly executed the Agreement and Plan of Reorganization before me and acknowledged the same to be his act and deed and the act and deed of said corporation and that the facts therein are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this ____ day of _______________, 1998.

                                               ---------------------------------
                                               Notary Public




STATE OF OHIO              )
                                    ) SS:
COUNTY OF ___________      )

         BE IT REMEMBERED that on this ____ day of _______________, 1998, personally came before me, a Notary Public in and for the State and County aforesaid, Stephen P. Grosenbacher, President of Insurance Center of Defiance, Inc., and duly executed the Agreement and Plan of Reorganization before me and acknowledged the same to be his act and deed and the act and deed of said corporation and that the facts therein are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this ____ day of _______________, 1998.

                                               ---------------------------------
                                               Notary Public

STATE OF OHIO              )
                                    ) SS:
COUNTY OF ___________      )

         BE IT REMEMBERED that on this ____ day of _______________, 1998, personally came before me, a Notary Public in and for the State and County aforesaid, Steven P. Grosenbacher, and duly executed the Agreement and Plan of Reorganization before me and acknowledged the same to be his act and deed and that the facts therein are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this ____ day of _______________, 1998.

                                               ---------------------------------
                                               Notary Public




STATE OF OHIO              )
                                    ) SS:
COUNTY OF __________       )

         BE IT REMEMBERED that on this ____ day of _______________, 1998, personally came before me, a Notary Public in and for the State and County aforesaid, Lawrence H. Woods, and duly executed the Agreement and Plan of Reorganization before me and acknowledged the same to be his act and deed and that the facts therein are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this ____ day of _______________, 1998.

                                               ---------------------------------
                                               Notary Public

STATE OF OHIO              )
                                    ) SS:
COUNTY OF ___________      )

         BE IT REMEMBERED that on this ____ day of _______________, 1998, personally came before me, a Notary Public in and for the State and County aforesaid, Timothy S. Whetstone, and duly executed the Agreement and Plan of Reorganization before me and acknowledged the same to be his act and deed and that the facts therein are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this ____ day of _______________, 1998.

                                               ---------------------------------
                                               Notary Public

                                    EXHIBIT A



                                                     _______________, 1998

First Defiance Financial Corp.
601 Clinton Street
Defiance, Ohio 43512

Ladies and Gentlemen:

         This letter is being delivered pursuant to and in accordance with the Agreement of Merger and Plan of Reorganization dated this date (the "Agreement") by and among First Defiance Financial Corp., an Ohio corporation ("First Defiance"), Insurance Center of Defiance, Inc., an Ohio corporation ("Agency"), Steven P. Grosenbacher, Lawrence H. Woods and Timothy S. Whetstone, to which First Defiance Merger Corp. will become a party. Pursuant to such Agreement, I may receive common shares of First Defiance pursuant to the Agreement (the "Shares"). I have been advised that in order for the issuance of common shares of First Defiance pursuant to the Agreement to qualify for certain exemptions from registration pursuant to federal and state securities laws, First Defiance must receive assurance of certain matters, and the transfer of the Shares by me will be subject to certain restrictions. In addition, I have been advised that as of the date hereof, I may be deemed to be an "affiliate" of Agency, as that term is defined for purposes of Rule 145 of the Rules and Regulations of the Securities and Exchange Commission (the "Rules and Regulations") under the Securities Act of 1933 (the "Act"), that the Shares will be "restricted securities" within the meaning of Rule 144 of the Rules and Regulations.

         I hereby represent, warrant and covenant to First Defiance as follows:

         1.       My principal residence is located in the State of Ohio.

         2. During the period of nine months from the date on which the Shares are issued to me pursuant to the Agreement, I shall resell any of such Shares only to persons resident within the State of Ohio to whom I will have provided notice that the same restrictions on transfer will apply to such person.

         3. I am aware that the Shares will be deemed "restricted securities" as defined in Rule 144 of the Act. In order to sell the Shares in compliance with Rule 144, I must hold the Shares for at least one year and may thereafter sell the Shares only in accordance with certain procedures and subject to limitations on the amount that may be sold in any three-month period.

         4. I understand that First Defiance is under no obligation to register the sale, transfer or other disposition of the Shares.

         5. I am aware that no market may exist for the resale of such Shares.

         6. I am acquiring such Shares for investment and not for the distribution of such Shares.

         7. I am aware of the following restrictions on the transfer of such Shares:

                  a. A restrictive legend will be placed on the certificate representing the Shares restricting their transfer to residents of Ohio during the nine months following issuance, as described above.

                  b. The following additional restrictive legends will be placed on the certificate representing the Shares:

                           The shares represented by this certificate are restricted securities and may not be sold, transferred, pledged or hypothecated except pursuant to (i) an effective registration statement registering the shares under the Securities Act of 1933 (the "Act"), (ii) a transaction permitted by Rule 144 promulgated under the Act as to which the issuer has received satisfactory evidence of compliance with the provisions of Rule 144, or (ii) an opinion of counsel, satisfactory to issuer, that the transfer is lawful.

                           The shares represented by this certificate were issued in a transaction to which Rule 145 promulgated under the Act applies. The shares represented by this certificate may only be transferred in accordance with the terms of an agreement dated as of ___________, 1998, between the registered holder hereof and First Defiance Financial Corp., a copy of which agreement is on file at the principal offices of First Defiance Financial Corp.

                  c. Stop-transfer instructions will be issued to First Defiance's transfer agent preventing the transfer of the Shares by me without compliance with all of the restrictions referenced herein.

         8. I also understand that unless the transfer by me of the Shares has been registered under the Act or is a sale made in conformity with the provisions of Rule 145, First Defiance reserves the right to put the following legend on the certificates representing the shares of First Defiance issued to my transferee:

                  The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and were acquired from a person who received such shares in a transaction to which Rule 145 promulgated under the Act applies. The shares have been acquired by the holder not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Act and may not be sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Act.

          9.      I shall not make any sale,  transfer or other  disposition  of
                  the  Shares  in   violation  of  the  Act  or  the  Rules  and
                  Regulations.

         10. I have carefully read this letter and discussed its requirements and other applicable limitations upon my ability to sell, transfer or otherwise dispose of the Shares, to the extent I felt necessary, with my legal counsel or legal counsel for the Agency.


                                                     Very truly yours,



                                                     ___________________________

         Accepted this ____ day of
         _________________, 1998

         by First Defiance Financial Corp.

         By:  __________________________

              __________________________

              __________________________

                                    EXHIBIT B


                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (this "AGREEMENT") is entered into as of the ___ day of __________, 1998, by and among ______ Insurance Agency, Inc., an Ohio corporation (the "EMPLOYER"); First Defiance Financial Corp., an Ohio
corporation ("FIRST DEFIANCE"); and _________________, an individual (the "EMPLOYEE");

                                   WITNESSETH:

         WHEREAS, as a result of the skill, knowledge and experience of the EMPLOYEE, the Boards of Directors of the EMPLOYER and FIRST DEFIANCE desire for the EMPLOYER to retain the services of the EMPLOYEE as ________________ of the EMPLOYER;

         WHEREAS, the EMPLOYEE desires to serve as ____________ of the EMPLOYER; and

         WHEREAS, the EMPLOYER, FIRST DEFIANCE and the EMPLOYEE desire to enter into this AGREEMENT to set forth the terms and conditions of the employment relationship between the EMPLOYER and the EMPLOYEE;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the EMPLOYER, FIRST DEFIANCE and the EMPLOYEE hereby agree as follows:

         1. Employment and Term. Upon the terms and subject to the conditions of this AGREEMENT, the EMPLOYER hereby employs the EMPLOYEE, and the EMPLOYEE hereby accepts employment, as __________________ of the EMPLOYER. The TERM of this AGREEMENT shall commence on _____________________, 1998, and shall end thirty-six (36) months thereafter (the "TERM"), subject to earlier termination as provided herein, except that the provisions of Sections 6 and 7 of this AGREEMENT shall remain in effect as set forth in such Sections.

         2. Duties of EMPLOYEE.

         (a) General Duties and Responsibilities. The EMPLOYEE shall serve as ____________________ of the EMPLOYER. Subject to the direction of the Board of Directors of the EMPLOYER, the EMPLOYEE shall perform all duties and shall have all powers which are commonly incident to the office of ___________________ or which, consistent therewith, are delegated to him by the Board of Directors [or the President]. Such duties shall include, but not be limited to, marketing of the EMPLOYER and its services and assisting in the supervision of other employees of the EMPLOYER.

         (b) Devotion of Entire Time to the Business of the EMPLOYER. The EMPLOYEE shall devote his entire productive time, ability and attention during normal business hours throughout the TERM to the faithful performance of his duties to the EMPLOYER and its holding company and their subsidiaries and affiliates. The EMPLOYEE shall not directly or indirectly render any services of a business, commercial or professional nature to any person or organization other than the EMPLOYER and its holding company and their subsidiaries and affiliates without the prior written consent of the Board of Directors of the EMPLOYER; provided, however, that the EMPLOYEE shall not be precluded from (i) reasonable participation in community, civic, charitable or similar organizations; or (ii) the pursuit of personal investments which do not interfere or conflict with the performance of the EMPLOYEE's duties to the EMPLOYER. Nothing in this Section shall limit the EMPLOYEE's right to invest in securities of any business that does not provide services or products of the type or competing with those provided by the EMPLOYER or its subsidiaries or affiliates or securities constituting less than five percent of the outstanding securities of a company whose securities are publicly traded.

         3. Compensation. The EMPLOYEE shall receive during the TERM commissions in the amount of (a) thirty-five percent (35%) of the commissions received by the EMPLOYER for insurance sold by the EMPLOYEE and for force placed insurance for loan customers of FIRST DEFIANCE's subsidiaries processed by the EMPLOYEE, plus (b) one and sixty-seven hundredths percent (1.67%) of the aggregate of all commissions paid to the EMPLOYER for all insurance sold by the EMPLOYER from all locations of the EMPLOYER now or hereafter in existence, including force placed insurance for loan customers of FIRST DEFIANCE's subsidiaries, credit life insurance sold through FIRST DEFIANCE's subsidiaries and insurance purchased through EMPLOYER by FIRST DEFIANCE or any subsidiary of FIRST DEFIANCE.

         4. Termination of Employment.

         (a) General. The employment of the EMPLOYEE shall terminate at any time during the TERM (i) at the option of the EMPLOYER upon the delivery by the EMPLOYER of written notice of employment termination to the EMPLOYEE, or (ii) at the option of the EMPLOYEE upon the delivery by the EMPLOYEE of written notice of termination to the EMPLOYER if, unless consented to in writing by the EMPLOYEE, (A) there is a material reduction in responsibilities or authority of the EMPLOYEE or the EMPLOYEE is assigned duties or responsibilities substantially inconsistent with those normally associated with EMPLOYEE's position described in Section 2(a) of this AGREEMENT), (B) the EMPLOYEE is no longer ____________________ of the EMPLOYER, (C) the EMPLOYEE is required to move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from his primary office as of the date of the commencement of the TERM of this AGREEMENT, or (D) the EMPLOYER otherwise breaches this AGREEMENT in any material respect.

         (b) Termination for JUST CAUSE. In the event that the EMPLOYER terminates the employment of the EMPLOYEE before the expiration of the TERM because of the EMPLOYEE's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure or refusal to perform the duties and responsibilities assigned in this AGREEMENT, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist order, conviction of a felony or for fraud or embezzlement, or material breach of any provision of this AGREEMENT (collectively, "JUST CAUSE"), the EMPLOYEE shall not receive, and shall have no right to receive, any compensation or other benefits for any period after such termination.

         (c) Termination Other Than for JUST CAUSE. In the event that the employment of the EMPLOYEE is terminated by the EMPLOYER or is terminated by the EMPLOYEE in accordance with Section 4(a)(ii) of this AGREEMENT before the expiration of the TERM other than for JUST CAUSE, the EMPLOYER shall be obligated (A) to pay to the EMPLOYEE, his designated beneficiaries or his estate, each month for the remainder of the TERM, an amount equal to the average monthly commission paid to the EMPLOYEE during the twelve months prior to the EMPLOYEE's termination of employment or during the term of this AGREEMENT prior to the EMPLOYEE's termination, whichever period is shorter; and (B) to provide to the EMPLOYEE, at the EMPLOYER's expense, health, life and disability benefits as provided in Section 3(d) of this Agreement, until the expiration of the TERM or until the earlier date the EMPLOYEE obtains substantially equivalent coverage from another employer. In the event that payments pursuant to this subsection
(c) would result in the imposition of a penalty tax pursuant to Section 280G of the Internal Revenue Code of 1986, as amended ("SECTION 280G"), such payments shall be reduced to the maximum amount which may be paid under SECTION 280G without exceeding those limits. In the event a reduction in payments is necessary in order to comply with the requirements of this AGREEMENT relating to the limitations of SECTION 280G, the EMPLOYEE may determine, in his sole discretion, which categories of payments are to be reduced or eliminated.

         (d) Death of the EMPLOYEE. The TERM shall automatically terminate upon the death of the EMPLOYEE. In the event of such death, the EMPLOYEE's estate shall be entitled to receive the compensation due the EMPLOYEE through the last day of the calendar month in which the death occurred, except as otherwise specified herein.

         5. Consolidation, Merger or Sale of Assets. Nothing in this AGREEMENT shall preclude the EMPLOYER from consolidating with, merging into, or transferring all, or substantially all, of its assets to another corporation that assumes all of the EMPLOYER's obligations and undertakings hereunder. Upon such a consolidation, merger or transfer of assets, the term "EMPLOYER," as used herein, shall mean such other corporation or entity, and this AGREEMENT shall continue in full force and effect.

         6. Covenants Not to Compete or Solicit.

         (a) Covenant Not to Compete. Commencing on the date of the EMPLOYEE's termination of employment by EMPLOYER and ending on the fifth anniversary thereof (the "RESTRICTED COMPETITION PERIOD"), the EMPLOYEE agrees that he shall not, and shall not permit any of his AFFILIATES (hereinafter defined), alone, together or in association with others, either as principal, agent, owner, shareholder, officer, director, partner, lender, investor, independent contractor, consultant or in any other capacity, to engage in, have a financial interest in or be in any way connected or affiliated with, or render advice or services to any natural person, organization or entity of any type that engages in any activity which would compete in any way in any county in which EMPLOYER has an office at the time of EMPLOYEE's termination of employment with EMPLOYER with the business operated by the EMPLOYER of selling as agent insurance of all types. For purposes of this Section 6, an "AFFILIATE" of a person shall mean (i) any natural person, organization or entity of any type that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified person; (ii) any relative or spouse of such person, or any relative of such spouse, any one of whom has the same home as such person; (iii) any trust or estate in which such person or any of the persons specified in (ii) collectively own ten percent or more of the total beneficial interest or of which any of such persons serve as trustee, executor or in any similar capacity; or (iv) any corporation or other organization in which such person or any of the persons specified in (ii) are the beneficial owners collectively of ten percent or more of any class of equity securities or ten percent or more of the equity interest. For purposes of the definition of the term "AFFILIATE," "control" means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The provision of financial planning services or the sale as agent or broker of securities, other than the sale of insurance products or the referral of persons to an insurance agency competing with the EMPLOYER, will not be deemed to be competition with the business of the EMPLOYER for purposes of this Section 6.

         (b) Covenant Not to Solicit. During the RESTRICTED COMPETITION PERIOD, the EMPLOYEE further agrees that he will not, and will not permit any AFFILIATE, directly or indirectly, to solicit, divert, take away or interfere with, or attempt to solicit, divert, take away or interfere with, the relationship of the EMPLOYER with any person who is or was, at any time commencing two years immediately before the date of this AGREEMENT and ending on the date of termination of the EMPLOYEE's employment with EMPLOYER, a customer, employee or supplier of the EMPLOYER, FIRST DEFIANCE, First Federal Savings and Loan, a wholly owned subsidiary of FIRST DEFIANCE ("FIRST FEDERAL"), or any company acquired by FIRST DEFIANCE or FIRST FEDERAL during the period commencing two years immediately before the date of this AGREEMENT and ending on the date of termination of the EMPLOYEE's employment with EMPLOYER.

         (c) Interpretation of Covenants. The parties to this AGREEMENT acknowledge and agree that the duration and area for which the covenant not to compete and the covenant not to solicit are to be effective are fair and reasonable and are reasonably required for the protection of the business of the EMPLOYER. In the event that any court determines that the time period or the area, or both of them, are unreasonable as to any covenant and that such covenant is to that extent unenforceable, the parties hereto agree that the covenant shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The parties intend that each covenant shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and one for each and every political subdivision of each and every other country in which the covenant not to compete or other covenant is intended to be effective and is not proscribed by law.

         (d) Waiver of Defense. The EMPLOYEE hereby expressly waives any objection to or defense in respect of the geographical scope or duration of the restriction on competition and other covenants for the protection of the business of the EMPLOYER provided in this Section 6.

         (e) Termination Upon  Acquisition of FIRST DEFIANCE.  In the event that
(1) FIRST DEFIANCE becomes a wholly owned subsidiary of another corporation, (2) FIRST DEFIANCE merges or combines with another company in a transaction in which FIRST DEFIANCE is not the surviving entity, or (3) all or substantially all of the assets of FIRST DEFIANCE are sold, then the provisions of this Section 6 shall immediately terminate and have no further force or effect.

         7. Confidential Information. The EMPLOYEE acknowledges that during his employment he will learn and have access to confidential information regarding the EMPLOYER and its customers and businesses. The EMPLOYEE agrees and covenants, during the term of this AGREEMENT and thereafter, not to disclose or use for his own benefit, or the benefit of any other person or entity, any confidential information, unless or until the EMPLOYER consents to such disclosure or use or such information becomes common knowledge in the industry or is otherwise legally in the public domain. The EMPLOYEE shall not, during the term of this AGREEMENT and thereafter, knowingly disclose or reveal to any unauthorized person any confidential information relating to the EMPLOYER, its parent, subsidiaries or affiliates, or to any of the businesses operated by them, and the EMPLOYEE confirms that such information constitutes the exclusive property of the EMPLOYER. The EMPLOYEE shall not otherwise knowingly act or conduct himself (a) to the material detriment of the EMPLOYER, its subsidiaries, or affiliates, or (b) in a manner which is inimical or contrary to the interests of the EMPLOYER.

         8. Equitable Remedies. The parties hereto acknowledge and agree that the EMPLOYEE's obligations contained in this AGREEMENT are of special and unique character which give them a peculiar value to the EMPLOYER and that EMPLOYER will suffer immediate and irreparable harm to its good will and business which will not be compensable by damages alone in the event the EMPLOYEE repudiates or breaches the provisions hereof or threatens or attempts to do so. The EMPLOYEE, therefore, expressly agrees that, in addition to any other rights or remedies that the EMPLOYER may have at law or in equity or by reason of any other agreement, the EMPLOYER shall be entitled to obtain a temporary, preliminary and/or permanent injunction in order to prevent or restrain any such breach by the EMPLOYEE or any partner, agent, representative, employer, employee and/or any other persons acting directly or indirectly, in concert or in participation with the EMPLOYEE.

         9. Nonassignability. Neither this AGREEMENT nor any right or interest hereunder shall be assignable by the EMPLOYEE, his beneficiaries or his legal representatives without the EMPLOYER's prior written consent; provided, however, that nothing in this Section 9 shall preclude (a) the EMPLOYEE from designating a beneficiary to receive any benefits payable hereunder upon his death, or (b) the executors, administrators, or other legal representatives of the EMPLOYEE or his estate from assigning any rights hereunder to the person or persons entitled thereto.

         10. No Attachment. Except as required by law, no right to receive payment under this AGREEMENT shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar process of assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

         11. Binding Agreement. This AGREEMENT shall be binding upon, and inure to the benefit of, the EMPLOYEE and the EMPLOYER and their respective permitted successors and assigns.

         12. Amendment of AGREEMENT. This AGREEMENT may not be modified or amended, except by an instrument in writing signed by the parties hereto.

         13. Waiver. No term or condition of this AGREEMENT shall be deemed to have been waived, nor shall there be an estoppel against the enforcement of any provision of this AGREEMENT, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver, unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than the act specifically waived.

         14. Severability. If, for any reason, any provision of this AGREEMENT is held invalid, such invalidity shall not affect the other provisions of this AGREEMENT not held so invalid, and each such other provision shall, to the full extent consistent with applicable law, continue in full force and effect. If this AGREEMENT is held invalid or cannot be enforced, then any prior Agreement between the EMPLOYER (or any predecessor thereof) and the EMPLOYEE shall be deemed reinstated to the full extent permitted by law, as if this AGREEMENT had not been executed.

         15. Headings. The headings of the paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this AGREEMENT.

         16. Governing Law; Regulatory Authority. This AGREEMENT has been executed and delivered in the State of Ohio and its validity, interpretation, performance and enforcement shall be governed by the laws of the State of Ohio, except to the extent that federal law is governing.

         17. Effect of Prior Agreements. This AGREEMENT contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the EMPLOYER or any predecessor of the EMPLOYER and the EMPLOYEE.

         18. Notices. Any notice or other communication required or permitted pursuant to this AGREEMENT shall be deemed delivered if such notice or communication is in writing and is delivered personally or by facsimile transmission or is deposited in the United States mail, postage prepaid, addressed as follows:

         If to the EMPLOYER or FIRST DEFIANCE:

                  First Defiance Financial Corp.
                  601 Clinton Street
                  Defiance, Ohio 43512
                  Attention: Mr. Don Van Brackel

         If to the EMPLOYEE:

          ____________________
          ____________________
          ____________________

         IN WITNESS WHEREOF, the parties hereto have caused this AGREEMENT to be executed by their duly authorized officers or have signed this AGREEMENT, each as of the day and year first above written.


Attest:                                     ____________ INSURANCE AGENCY, INC.



________________________________            By_________________________________


Attest:                                     FIRST DEFIANCE FINANCIAL CORP.

________________________________            By_________________________________

Attest:


--------------------------------           -----------------------------------
                                           [Employee]